                                 SCHEDULE 14A
                                (RULE 14A-101)


                   INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                         Encore Medical Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                 [ENCORE LOGO]
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 18, 1999

To our Stockholders:

     The 1999 annual meeting of stockholders of Encore Medical Corporation (the "Company") will be held at the offices of the Company, 9800 Metric Blvd., Austin, Texas 78758, on Tuesday, May 18, 1999, beginning at 10:00 a.m. local time. At the meeting, stockholders will act on the following matters:

          (1) Election of three directors, each for a term of three years;

          (2) Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for fiscal 1999; and

          (3) Any other matters that properly come before the meeting.

     Stockholders of record of record at the close of business on April 1, 1999 are entitled to vote at the meeting or any postponement or adjournment.

                                            By order of the Board of Directors,
                                            [HARRY L. ZIMMERMAN SIG.]

                                            Harry L. Zimmerman
                                            Corporate Secretary

April 2, 1999
Austin, Texas

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
About the Meeting...........................................     1
  What is the purpose of the annual meeting?................     1
  Who is entitled to vote?..................................     1
  Who can attend the meeting?...............................     1
  What constitutes a quorum?................................     1
  How do I vote?............................................     1
  Can I vote by telephone or electronically?................     1
  Can I change my vote after I return my proxy card?........     2
  How do I vote my 401(k) shares?...........................     2
  What are the Board's recommendations?.....................     2
  What vote is required to approve each item?...............     2
Stock Ownership.............................................     3
  Who are the largest owners of the Company's stock?........     3
  How much stock do the Company's directors and officers
     own?...................................................     4
Item 1 -- Election of Directors.............................     5
  Directors Standing for Election...........................     5
  Directors Continuing in Office............................     6
  Certain Legal Proceedings.................................     8
  Executive Officers........................................     9
  Executive Compensation....................................    11
     Report of the Compensation Committee on Executive
      Compensation..........................................    11
     Compensation Committee Interlocks and Insider
      Participation.........................................    12
     Executive Compensation Summary Table...................    13
     Option Grants during 1998..............................    14
     Option Exercises and Values for 1998...................    14
  Comparison of Cumulative Total Return.....................    15
Item 2 -- Ratification of Appointment of Independent
  Accountants...............................................    16
Other Matters...............................................    16

                                 [ENCORE LOGO]
                               9800 METRIC BLVD.
                              AUSTIN, TEXAS 78758

                        -------------------------------

                                PROXY STATEMENT

                        -------------------------------

     This proxy statement contains information related to the annual meeting of stockholders of Encore Medical Corporation (the "Company") to be held on Tuesday, May 18, 1999, beginning at 10:00 a.m., at the Company's offices, 9800 Metric Blvd., Austin, Texas 78758, and at any postponements or adjournments thereof.

                               ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At the Company's annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors, and ratification of the Company's independent auditors. In addition, the Company's management will report on the performance of the Company during 1998 and respond to questions from stockholders.

WHO IS ENTITLED TO VOTE?

     Only stockholders of record at the close of business on the record date, April 1, 1999, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

WHO CAN ATTEND THE MEETING?

     All stockholders as of the record date, or their duly appointed proxies, may attend the meeting.

WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 9,077,681 shares of common stock of the Company were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

HOW DO I VOTE?

     If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you attend the meeting, you may deliver your completed proxy card in person.

CAN I VOTE BY TELEPHONE OR ELECTRONICALLY?

     You may not vote by telephone or electronically.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not be itself revoke a previously granted proxy.

HOW DO I VOTE MY 401(K) SHARES?

     If you participate in the Encore Orthopedics, Inc. 401(k) Plan, you may vote shares of common stock of the Company equivalent to the value of the interest credited to your account by instructing Wells Fargo Bank, N.A., the trustee of the plan, pursuant to the instruction card being mailed with this proxy statement to plan participants. The trustee will vote your shares in accordance with your duly executed instructions received by April 30, 1999. If you do not send instructions, the share equivalents credited to your account will be voted by the trustee in the same proportion that it votes share equivalents for which it did receive timely instructions.

     You may also revoke previously given voting instructions by April 30, 1999 by filing with the trustee either a written notice of revocation or a properly completed and signed voting instruction card bearing a later date.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors of the Company (the "Board"). The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

     - For election of the nominated slate of directors (see page 5); and

     - For ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors (see page 16).

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     - Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

     - Other Items. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

     If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

                                STOCK OWNERSHIP

WHO ARE THE LARGEST OWNERS OF THE COMPANY'S STOCK?

     The Company knows of only 5 persons (or entities) that are the beneficial owner of more than 5% of the Company's common stock, par value $0.001 par share (the "Common Stock"). They are:

                      NAME AND ADDRESS                        NUMBER OF    PERCENT OF
                    OF BENEFICIAL OWNER                        SHARES        CLASS
                    -------------------                       ---------    ----------
Nick Cindrich(1)............................................  1,418,930       15.3%
  9800 Metric Blvd.
  Austin, TX 78758
CF Holdings Ltd.(2).........................................  1,371,177       14.8%
  2628 Barton Hills Drive
  Austin, TX 78704
Sandor Turanyi..............................................    888,395        9.6%
  680 East Basse Road Suite 317
  San Antonio, TX 78209
Lois Turanyi................................................    888,395        9.6%
  680 East Basse Road, Suite 317
  San Antonio, TX 78209
MVI AG......................................................    533,037        5.7%
  Erlenstrasse 4b
  Rotkreuz 6343
  Switzerland

---------------

(1) Includes Common Stock owned by CF Holdings, Ltd., of which Mr. Cindrich is a significant shareholder of the corporate general partner and a limited partner. Mr. Cindrich disclaims beneficial ownership of Common Stock held by CF Holdings, Ltd., except to the extent of his pecuniary interest therein.

(2) Includes Common Stock owned beneficially by Mr. Nick Cindrich.

HOW MUCH STOCK DO THE COMPANY'S DIRECTORS AND OFFICERS OWN?

     The following table shows the Common Stock ownership of (i) the Company's directors, (ii) the executive officers of the Company named in the Summary Compensation Table below, (iii) shareholders who are the beneficial owners of more than 5% of the Common Stock, and (iv) the directors and executive officers of the Company as a group, in each case as of March 15, 1999.

                               STOCK OWNERSHIP(1)

                                              AGGREGATE NUMBER OF        ACQUIRABLE WITHIN   PERCENT OF SHARES
NAME                                      SHARES BENEFICIALLY OWNED(1)      60 DAYS(2)        OUTSTANDING(3)
----                                      ----------------------------   -----------------   -----------------
Nick Cindrich...........................           1,418,930                   366,379             10.49%
Craig L. Smith..........................              37,312                   399,389              2.57%
Harry L. Zimmerman......................              24,688                   305,025              1.94%
Kenneth Ludwig, Jr. ....................              15,000                   298,090              1.85%
August Faske............................               6,991                   326,905              1.96%
Kenneth Davidson........................                  --                    25,775            *
Dennis Enright..........................              30,941                    33,324            *
Lamar Laster............................              35,532                    20,000            *
John Abeles.............................             133,250                   185,000              1.87%
Jay Haft................................             131,250                   195,000              1.92%
Joel Kanter.............................              37,500                    20,000            *
Richard Martin..........................                  --                    31,549            *
Sandor Turanyi..........................             888,395                        --            *
Lois Turanyi............................             888,395                        --            *
MVI AG..................................             533,037                        --            *
CF Holdings Ltd.........................           1,371,177                   251,686               9.5%
All Directors and executive officers as
  a group (17 persons)..................           1,911,307                 2,603,495             26.53%

---------------

 *  Represents less than 1% of the Company's outstanding common stock.

(1) The number of shares shown includes shares that are individually or jointly owned, as well as shares over which the individual has either sole or shared investment or voting authority. Certain of the Company's directors and executive officers disclaim beneficial ownership of some of the shares included in the table, as follows:

     A. Mr. Cindrich is a significant owner of the corporate general partner and is a limited partner of CF Holdings, Ltd. and disclaims beneficial ownership of Common Stock held by CF Holdings, Ltd. except to the extent of his pecuniary interest therein.

     B. Dr. Abeles' stock is held by Northlea Partners, Ltd., a limited partnership of which Dr. Abeles is the general partner and the Abeles Family Trust is the sole limited partner. Dr. Abeles has sole voting and investment power with respect to such shares.

     C. Mr. Kanter's stock is owned by Windy City, Inc., a corporation of which Mr. Kanter is the President and a member of the Board of Directors. Mr. Kanter has sole voting and investment power with respect to such shares.

(2) Reflects the number of shares that could be purchased by exercise of options or warrants available at March 15, 1999 or within 60 days thereafter under the Company's stock option plans or warrants granted.

(3) Based on the number of shares outstanding at, or acquirable within 60 days of, March 15, 1999.

     Based upon a review of filings with the Securities and Exchange Commission and written representations that no other reports were required, the Company believes that all of the Company's directors and executive officers complied during 1998 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934.

ITEM 1 -- ELECTION OF DIRECTORS

DIRECTORS STANDING FOR ELECTION

     The Board of Directors is currently divided into three classes, each having three-year terms that expire in successive years. The term of office of directors in Class II expires at the 1999 annual meeting. The Board of Directors proposes that the nominees described below, all of whom are currently serving as Class II directors, be re-elected to Class II for a new term of three years and until their successors are duly elected and qualified.

     Each of the nominees has consented to serve a three-year term. If any of them should become unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

CLASS II DIRECTORS. The directors standing for election are:

JAY M. HAFT

     Mr. Haft was Chairman of the Board and Secretary of Healthcare Acquisition Corp. ("HCAC") prior to the merger between Encore Orthopedics, Inc. ("Encore") and Healthcare Acquisition, Inc., a wholly owned subsidiary of HCAC (the "Merger") and has served as a Director of the Company since the Merger. He is Managing General Partner of Gen Am "1" Venture Fund, an international venture capital fund. Mr. Haft is also a Director of numerous public and private corporations, including Robotic Vision Systems, Inc. (OTC), NCT Group, Inc.
(OTC), DCAP, Inc. (OTC), PC Service Source, Inc. (OTC), DUSA Pharmaceuticals, Inc. (OTC), Oryx Technology Corp. (OTC) and Thrift Management, Inc. He serves as Chairman of the Board of NCT Group, Inc. He is currently of counsel to Parker Duryee Rosoff & Haft, in New York, New York. He was previously a senior corporate partner of such firm (1989-1994), and prior to that a founding partner of Wofsey, Certilman, Haft et al. (1966-1988). He has served as a member of the Florida Commission for Government Accountability to the People and is Treasurer of the Miami Ballet. Mr. Haft earned both his B.A. and J.D. degrees from Yale University. Mr. Haft is 63 years old.

DENNIS J. ENRIGHT

     Mr. Enright has been a director of Encore since August 1994 and became a director of the Company in March 1997. Mr. Enright was employed by 3M as Staff Vice President, Technology Development and had been with 3M since 1965 until he retired in 1995. Mr. Enright began his career as a product development engineer in the telecommunications area and then progressed to Technical Director, General Manager and then Division Vice President, a position in which he served for 12 years. Mr. Enright was elected to the Carlton Society, an internal 3M recognition for technical people. Mr. Enright has a Bachelor of Mechanical Engineering from the University of Minnesota (1961) and a Masters of Business Administration from the University of Minnesota (1968). He has been a board member of Associated Electronics of Mentor, Ohio; Japan Interconnect Systems (a joint venture with Nippon Steel), Tokyo, Japan; Precision Interconnect of Portland, Oregon; and Raycom of Denver, Colorado. Mr. Enright is 61 years old.

KENNETH W. DAVIDSON

     Mr. Davidson has been a director of Encore since November 1996 and became a director of the Company in March 1997. Mr. Davidson has served as Chairman, President and CEO of Maxxim Medical, Inc. from November 1986 to the present. Previously, Mr. Davidson held various positions with Intermedics, Inc., Baxter Laboratories, and Merck & Co. Mr. Davidson presently serves on the Board of Directors and is the past President of Operation Rainbow, an international charity organization. Mr. Davidson also serves on the Board of Directors of Henley Healthcare, Inc., a public company with a focus on physical therapy and Bovie Medical Corp., a public company involved in electrosurgery. Mr. Davidson received a Bachelor of Science degree in Biology and Chemistry from Laurentian University, Sudbury Ontario, Canada. Mr. Davidson is 52 years old.

DIRECTORS CONTINUING IN OFFICE

CLASS I DIRECTORS. The term of office for the following Class I directors will end at the 2001 annual meeting:

LAMAR F. LASTER

     Mr. Laster has been a director of Encore since August 1994 and became a director of the Company in March 1997. Mr. Laster is currently Chief Executive Officer of Lamarz Interests, Inc., a Houston-based financial consulting and investment firm, with which he has been associated since 1994. Previously he served as Executive Vice President and Chief Operating Officer of STAAR Surgical Company from October 1989 to February 1994, and he was Chairman of the Board of STAAR from June 1990 to February 1994. He was also Vice President of Finance and Chief Financial Officer of STAAR from November 1987 to October 1989. He served as a director of STAAR beginning in 1984. From March 1978 through July 1982, Mr. Laster was associated with Intermedics, Inc., a publicly held global manufacturer of medical devices based in Angleton, Texas. He served as that Company's Corporate Vice President -- Finance and as President of the Intermedics Venture Capital Investment subsidiary. Mr. Laster also served as the Corporate Treasurer and Assistant Secretary for Intermedics, Inc. and its seventeen worldwide subsidiaries. Mr. Laster is a member of the Board of Directors of Citizens National Bank of Houston, Texas. He holds a bachelor's degree in Mathematics and Economics from Macalester College, St. Paul, Minnesota, as well as a Master of Business Administration from the University of Chicago. Mr. Laster is 47 years old.

JOHN H. ABELES, M.D.

     Dr. Abeles was President, Treasurer and a director of HCAC prior to the Merger and has served as a Director of the Company since the Merger. From 1971 to 1975, Dr. Abeles was an executive with several major pharmaceutical companies in the United Kingdom and the United States, including Sterling Drugs (UK), Pfizer Labs and USV Pharmaceuticals (a division of Revlon Healthcare). From 1975 to 1980, he was an analyst in Kidder Peabody's healthcare research department. Since 1980, Dr. Abeles has been President of MedVest Inc., which has provided consulting services to, and has been active in the founding and financing of, emerging companies, principally in the healthcare industry. Dr. Abeles is currently a member of the board of directors of Oryx Technology Corporation, DUSA Pharmaceuticals, Inc., PharmaPrint Corporation and I-Flow Corporation. Dr. Abeles earned a M.B., Ch.B. from the University of Birmingham (England). Dr. Abeles is 53 years old.

Richard Relyea, who was a Class I Director resigned in October 1998. He resigned for personal reasons and did not resign because of a disagreement with the Company.

CLASS III DIRECTORS. The term of office for the following Class III directors will end at the 2000 annual meeting:

NICHOLAS CINDRICH

     Mr. Cindrich, who founded Encore in March of 1992 and served as President from March 1992 until August 1992. From August 1992 through August 1994, Mr. Cindrich was self-employed as a business consultant. Since August 1994, he has served as the Chief Executive Officer and Chairman of the Board of Directors of Encore, and since March 1997, has served as the Chief Executive Officer and Chairman of the Board of the Company. Mr. Cindrich has over 25 years of experience in the medical device industry. He founded Encore after leaving Intermedics Orthopedics, Inc. ("Intermedics") where he had served as President from 1984 to 1991. From 1980 to 1984, Mr. Cindrich was the Group Vice
President -- Operations for DePuy, Inc. In that position, he headed worldwide operations for one of the oldest full-line orthopedic companies. From 1969 to 1980, Mr. Cindrich held a series of positions at Zimmer Inc., the last of which was Vice President of Manufacturing. Mr. Cindrich is 67 years old.

CRAIG L. SMITH, PH.D.

     Dr. Smith has been a director of Encore since July 1992 and President since August 1992. He has served in these positions for the Company since March 1997. Dr. Smith first joined Encore as its Vice President of Research and Development in April 1992, with 10 years of experience in the medical device industry. From 1985 to April 1992, he served as Vice President -- Research and Development for Intermedics. During this period, his responsibilities included product design, materials development and qualification, quality assurance, clinical studies and FDA product approval submissions. Dr. Smith also oversaw major research programs pertaining to the characterization of hydroxyl-apatite-coated implants and the characterization of bone growth factors derived from bovine sources. Dr. Smith serves on the Board of Spinal Dynamics, Inc., a private company. Prior to his experience with Intermedics, Dr. Smith served from 1982 to 1984 as Vice President -- Engineering for Carbomedics, Inc., a manufacturer of pyrolytic carbon coated heart valve components, and from 1972 to 1982 at General Atomic Co., where he did work producing and characterizing carbon coatings. Dr. Smith has a B.S. in Metallurgical Engineering from the University of Washington (1966) and a Ph.D. in Materials Science from Carnegie Mellon University (1971). Dr. Smith is 55 years old.

JOEL S. KANTER

     Mr. Kanter was a director of HCAC prior to the Merger and has served as a Director of the Company since the Merger. Since February 1995, Mr. Kanter has been President and a director of Walnut Financial Services, Inc., a venture capital and financial service firm listed on the Nasdaq National Market. In 1996, Mr. Kanter was also named chief executive officer. From 1988 through February 1995, Mr. Kanter was a consultant to Walnut Capital Corp. and from 1986 through the present, Mr. Kanter has served as the President of Windy City, Inc., and currently serves as a director of several publicly trading companies including I-Flow Corporation, Magna Labs, Inc., Mariner Post Acute Network, Inc., and a number of private concerns. Mr. Kanter earned a B.A. degree from Tulane University. Mr. Kanter is 42 years old.

RICHARD MARTIN, PH.D.

     Dr. Martin has been a director of Encore since February 1996 and became a director of the Company in March 1997. Dr. Martin is currently President of Medtronic Physio Control, a position he has held since the merger of Physio-Control and Medtronic in September 1998. Prior to the merger, Dr. Martin served as Chairman and Chief Executive Officer of Physio-Control International Corporation, positions that he held since 1991. Prior to joining Physio-Control, Dr. Martin was Vice President, Cardiovascular Business Development for Intermedics, Inc., in Angleton, Texas. He has also served as President and Chief Operating Officer of Positron Corporation in Houston, Texas, and held a variety of positions, culminating as President and Chief Operating Officer of Intermedics, Inc. of Freeport, Texas. Dr. Martin is a member of the Institute of Electrical and Electronic Engineers, the Association for Advancement of Medical Instrumentation, and the American Society for Engineering Education. He holds a BSEE in Electrical Engineering from Christian Brothers College (1962), a MSEE in Electrical Engineering from Notre Dame University (1964) and a Ph.D. in Electrical/Biomedical Engineering from Duke University (1978). Dr. Martin also serves on the Board of Maxxim Medical, Inc., SeaMed Corporation and Cardio Dynamics, Inc., all of which are public companies. Dr. Martin is 59 years old.

HOW ARE DIRECTORS COMPENSATED?

     Cash Compensation. Each Director is reimbursed his travel expenses for attending Board meetings. No other cash compensation is paid to the Directors.

     Options. Each nonemployee director receives a grant, on the date of the annual meeting for each year, of options to purchase 10,000 shares of Common Stock. For 1998, Messrs. Abeles, Davidson, Enright, Haft, Kanter, Laster and Martin received grants under this plan. Each option grant, vesting in one year and having a 5-year term, permits the holder to purchase shares at their fair market value on the date of grant, which was $4.69 in the case of nonemployee director options granted in 1998.

HOW OFTEN DID THE BOARD MEETING DURING 1998?

     The Board of Directors met six times during 1998. Each director except Lamar Laster attended more than 75% of the total number of meetings of the Board and Committees on which he served.

WHAT COMMITTEES HAS THE BOARD ESTABLISHED?

     The Board of Directors has standing Compensation, Audit and Nominating Committees.

                           BOARD COMMITTEE MEMBERSHIP

                                                            COMPENSATION     AUDIT     NOMINATING
                                                             COMMITTEE     COMMITTEE   COMMITTEE
                                                             -----------   ---------   ----------
John H. Abeles, M.D.......................................                     *            *
Kenneth W. Davidson.......................................                                 **
Dennis Enright............................................                    **            *
Jay M. Haft...............................................                     *
Joel S. Kanter............................................        *
Lamar Laster..............................................        *
Richard Martin............................................       **

---------------

 * Member
** Chairperson

     Compensation Committee. The Compensation Committee is charged with reviewing the Company's general compensation strategy; establishing salaries and reviewing benefit programs (including pensions) for the Chief Executive Officer; reviewing, approval, recommending and administering the Company's incentive compensation and stock option plans and certain other compensation plans; and approving certain employment contracts. In 1998, the Compensation Committee met two times.

     Audit Committee. The Audit Committee met two times during 1998. Its functions are to recommend the appointment of independent accountants; review the arrangements for and scope of the audit by independent accounts; review the independence of the independent accountants; consider the adequacy of the system of internal accounting controls and review any proposed corrective actions; review and monitor the Company's policies relating to ethics and conflicts of interests; and discuss with management and the independent accountants the Company's draft annual financial statements and key accounting and/or reporting matters.

     Nominating Committee. The Nominating Committee is responsible for soliciting recommendations for candidates for the Board of Directors; developing and reviewing background information for candidates; and making recommendations to the Board regarding such candidates. The Nominating Committee met once during 1998.

CERTAIN LEGAL PROCEEDINGS

     During 1998, Encore became party to the lawsuit styled Richard Darrell Ledford vs. Encore Orthopedics, Inc., Civil Action No. 97; 98-218-51, United States District Court for the District of South Carolina, Spartanburg Division. The lawsuit currently is in the discovery phase and the Company is vigorously defending its position. The Company product liability policy is providing coverage of the claims in this case.

                               EXECUTIVE OFFICERS

NICHOLAS CINDRICH, CHIEF EXECUTIVE OFFICER

     Mr. Cindrich, who founded Encore in March of 1992 and served as President from March 1992 until August 1992. From August 1992 through August 1994, Mr. Cindrich was self-employed as a business consultant. Since August 1994, he has served as the Chief Executive Officer and Chairman of the Board of Directors of Encore and since March 1997, has served as the Chief Executive Officer and Chairman of the Board of the Company. Mr. Cindrich has over 25 years of experience in the medical device industry. He founded Encore after leaving Intermedics where he had served as President from 1984 to 1991. From 1980 to 1984, Mr. Cindrich was the Group Vice President -- Operations for DePuy, Inc. In that position, he headed worldwide operations for one of the oldest full-line orthopedic companies. From 1969 to 1980, Mr. Cindrich held a series of positions at Zimmer Inc., the last of which was Vice President of Manufacturing. Mr. Cindrich is 67 years old.

CRAIG L. SMITH, PH.D., PRESIDENT

     Dr. Smith has been a director of Encore since July 1992 and President since August 1992. He has served in these positions for the Company since March 1997. Dr. Smith first joined Encore as its Vice President of Research and Development in April 1992, with 10 years of experience in the medical device industry. From 1985 to April 1992, he served as Vice President -- Research and Development for Intermedics. During this period, his responsibilities included product design, materials development and qualification, quality assurance, clinical studies and FDA product approval submissions. Dr. Smith also oversaw major research programs pertaining to the characterization of hydroxyl-apatite coated implants and the characterization of bone growth factors derived from bovine sources. Prior to his experience with Intermedics, Dr. Smith served from 1982 to 1984 as Vice President -- Engineering for Carbomedics, Inc., a manufacturer of pyrolytic carbon coated heart valve components, and from 1972 to 1982 at General Atomic Co., where he did work producing and characterizing carbon coatings. Dr. Smith serves on the Board of Spinal Dynamics, Inc., a private company. Dr. Smith has a B.S. in Metallurgical Engineering from the University of Washington (1966) and a Ph.D. in Materials Science from Carnegie Mellon University (1971). Dr. Smith is 55 years old.

ROBERT BUCKLEY, JR., VICE PRESIDENT -- SALES AND MARKETING

     Mr. Buckley joined Encore in December 1997 with over 13 years of experience within the orthopedic device industry. He began his work at Encore as a Regional Sales Manager, then was promoted to Director of Sales in May 1998 and Vice President -- Sales and Marketing in December 1998. He worked previously for two of the industry's leaders -- Howmedica, then a division of Pfizer from 1985 to 1992, and Intermedics from 1992 to 1997. In 1997, he served as Director of Sales and Marketing for Spinal Concepts, Inc., a start-up spinal implant company. Prior to his medical industry experience, Mr. Buckley served in the United States Navy for 20 years, retiring as a Lieutenant Commander from the Nurse Corps in 1985. Mr. Buckley is 50 years old.

JEAN-PAUL BURTIN, VICE PRESIDENT -- INTERNATIONAL SALES.

     Mr. Burtin joined Encore in July 1998 as Director of International Sales and was promoted to Vice President -- International Sales in December 1998. With over 25 years experience in the medical device industry, Mr. Burtin has held a series of increasingly responsible positions including those of Vice President and General Manager with Rhone-Poulenc Group and Group Landanger Camus, both French, multinational medical product conglomerates. During this time, he accepted assignments in France, Switzerland, Canada, Brazil and the U.S. Mr. Burtin is 53 years old.

AUGUST FASKE, VICE PRESIDENT -- FINANCE AND CHIEF FINANCIAL OFFICER

     Mr. Faske joined Encore in April 1992 with four years experience in the orthopedics industry and a total of 24 years experience in finance and accounting. Prior to joining Encore, he served from 1988 to April 1992 as

Vice President -- Finance and Controller for Intermedics. Prior to joining Intermedics, Mr. Faske was the Manager of Financial Accounting for Cooper Industries, Inc. and Internal Staff Auditor and Factory Accounting Manager for Hughes Tool Company. Mr. Faske has a B.B.A. in Accounting from Southwest Texas State University (1974). He is a Certified Public Accountant and is a member of the Texas Society of Certified Public Accountants and the American Institute of Certified Public Accountants. Mr. Faske is 46 years old.

GREGORY J. KASEESKA, CPIM, VICE PRESIDENT -- OPERATIONS

     Mr. Kaseeska joined Encore in March 1993 as the Materials Manager, with responsibilities for inventory control and production control. He became Vice President -- Operations in March 1998. Prior to arriving in Texas, he was the Materials Manager for Getner Communications Co., Inc. and HGM Medical Laser Co. both of Salt Lake City, Utah. He had previously served 23 years in the United States Air Force in the Logistics field. He holds an M.S. in Management from Webster University, a B.S. in Business and Management from the University of Maryland. He is also certified in Production and Inventory Management (CPIM) from the American Production and Inventory Control Society (APICS). Mr. Kaseeska is 52 years old.

KENNETH LUDWIG, JR., VICE PRESIDENT -- INVESTOR RELATIONS AND BUSINESS
DEVELOPMENT

     Mr. Ludwig joined Encore in April 1992 with 11 years of medical device industry experience and a total of 18 years experience in medical products. Prior to joining Encore, he served as Group Product Manager, Director of Marketing and Vice President -- Marketing for Intermedics from 1984 to April 1992. At Intermedics, he oversaw general marketing and communications, product management, new product introduction, hospital cost containment analysis and bid negotiations. During 1991, he owned and operated an Intermedics sales agency in Arizona. From 1982 to 1984, he was Group Product Manager, PCA Knee at Howmedica, Inc. Mr. Ludwig has a B.S. in Biology from St. Lawrence University (1974). Mr. Ludwig is 47 years old.

J.D. WEBB, JR., VICE PRESIDENT -- RESEARCH AND DEVELOPMENT

     Mr. Webb joined Encore in April 1992 with nine years orthopedic industry experience. From 1988 to April 1992, he served as Manager -- Engineering, Director -- Product Development and Director -- Regulatory and Clinical Affairs at Intermedics. During that time, his responsibilities included product design and testing, quality assurance, clinical studies and FDA approval to market. Under his direction, Intermedics completed several development projects including the APRII and Collared Revision Hip Systems, the Unicondylar Natural Knee and the High Tibial Osteotomy System. From 1983 to 1988, Mr. Webb served as Development Engineer, Senior Development Engineer and Group Development Manager for Specialty Orthopedic Products at Zimmer, Inc. Mr. Webb holds a B.S. in Mechanical Engineering and a M.S. in Bioengineering from the University of Utah (1982 and 1983). Mr. Webb is 47 years old.

KATHY WIEDERKEHR, VICE PRESIDENT -- HUMAN RESOURCES

     Mrs. Wiederkehr joined Encore in 1995 as Director of Human Resources and was promoted to Vice President -- Human Resources in December 1998. Mrs. Wiederkehr has over 19 years experience in Human Resources. Prior to Encore, she was Director, Human Resources, Code Alarm, Inc. -- Tessco Division in Georgetown, Texas from September 1994 to December 1995 and Manager of Human Resources for Kewaunee Scientific from May 1991 to September 1994. She has also worked for Fortune 500 companies including Emerson Electric, Inc. and Cooper Industries, Inc. Mrs. Wiederkehr has a BBA in Marketing from the University of Texas at Austin (1976), with honors and an MBA from the University of Texas at Austin (1990), with honors. Mrs. Wiederkehr is 44 years old.

HARRY L. ZIMMERMAN, VICE PRESIDENT -- LEGAL AFFAIRS, SECRETARY

     Mr. Zimmerman joined Encore in April 1994 with 12 years of experience in the private practice of corporate, real estate and tax law. From 1992 to April 1994, Mr. Zimmerman was associated with the law firm of Winstead Sechrest & Minick, P.C., a law firm based in Texas, where he was responsible for the corporate, tax and real estate practices. Mr. Zimmerman was a partner in the law firm of Bissex & Hedricks, P.C. from 1991 to 1992. He has a BS in Economics from the Wharton School of the University of Pennsylvania (1977), with honors, and a JD from the University of Texas School of Law (1982), with honors. He has been licensed as a Certified Public Accountant in Texas since 1979. Mr. Zimmerman is 43 years old.

                             EXECUTIVE COMPENSATION

     The following Report of the Compensation Committee and the performance graphs included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report or the performance graphs by reference therein.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors has furnished the following report on executive compensation for 1998.

WHAT IS THE COMPANY'S PHILOSOPHY OF EXECUTIVE COMPENSATION?

     The Company's compensation program for executives consists of three key elements:

     - A base salary

     - A performance-based annual bonus, and

     - Periodic grants of stock options

The Committee believes that this three-part approach best serves the interests of the Company and its stockholders. It enables the Company to meet the requirements of the highly competitive environment in which the Company operates while ensuring that executive officers are compensated in a way that advances both the short- and long-term interests of stockholders. Under this approach, compensation for these officers involves a high proportion of pay that is "at risk" -- namely, the annual bonus and stock options. The variable annual bonus permits individual performance to be recognized on an annual basis, and is based, in significant part, on an evaluation of the contribution made by the officer to Company performance. Stock options relate a significant portion of long-term remuneration directly to stock price appreciation realized by all of the Company's stockholders.

     Base Salary. Base salaries for the Company's executive officers other than the Chief Executive Officer, as well as changes in such salaries, are set by the Chief Executive Officer, taking into account such factors as competitive industry salaries; a subjective assessment of the nature of the position; the contribution and experience of the officer, and the length of the officer's service. The Chief Executive Officer reviews any salary recommendations with the Compensation Committee. The base salary for the Chief Executive Officer is set by the Compensation Committee.

     Annual Bonus. Annual bonuses for 1998 paid to executive officers of the Company were granted under the Company's Annual Bonus Performance Plan (the "Bonus Plan"). The Bonus Plan provides for performance-based bonuses for all employees of the Company who were with the Company for at least the last 3 months of 1998.

     Under the Bonus Plan, every employee is entitled to a bonus if certain preset income before taxes and extraordinary items amounts are achieved. The base bonus is set as a percentage of an employee's salary and varies based on the employee's position in the Company. If the targeted earnings are exceeded, then the amount of the bonus is increased.

     Stock Options. Stock option grants may be made to executive officers upon initial employment, upon promotion to a new, higher level position that entails increased responsibility and accountability, in connection with the execution of a new employment agreement, and/or whenever the Compensation Committee or Board determines option grants are warranted. Using these guidelines, the Chief Executive Officer and the President, recommend the number of options to be granted, within a range associated with the individual's salary level, and presents this to the Compensation Committee for review and approval. The Chief Executive Officer and/or the President may make recommendations that deviate from the guidelines where they deem it appropriate. While options typically vest over a four-year period, options granted to certain executive officers may have shorter vesting periods, or may vest immediately.

HOW IS THE COMPANY'S CHIEF EXECUTIVE OFFICER COMPENSATED?

     As Chief Executive Officer, Mr. Cindrich was compensated during 1998 pursuant to an employment agreement entered into in August 1994. The agreement, which extends through August 1999, subject to earlier termination under certain circumstances, currently provides for an annual base salary of $224,000. Mr. Cindrich's bonus for 1998 was determined under the Annual Bonus Performance Plan described above.

HOW IS THE COMPANY ADDRESSING INTERNAL REVENUE CODE LIMITS ON DEDUCTIBILITY OF COMPENSATION?

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the corporation's Chief Executive Officer and four other most highly compensated executive officers as of the end of any fiscal year. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. No executive of the Company receives compensation at a level that would invoke the provision of Section 162(m).

     The Board and the Compensation Committee reserve the authority to award non-deductible compensation in other circumstances as they deem appropriate. Further, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, no assurance can be given, notwithstanding the Company's efforts, that compensation intended by the Company to satisfy the requirements for deductibility under
Section 162(m) does in fact do so.

MEMBERS OF THE COMPENSATION COMMITTEE:

        Joel Kanter
        Richard Martin
        Lamar Laster

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the members of the Board's Compensation Committee is or has been an officer or employee of the Company.

EXECUTIVE COMPENSATION SUMMARY TABLE

     The following table sets forth information concerning total compensation earned or paid to the Chief Executive Officer and the four other most highly compensated executive officers of the Company who served in such capacities as of December 31, 1998 (the "named executive officers") for services rendered to the

Company during each of the last three years. In addition, it includes a former executive officer who resigned during 1998 that would have been listed had he been an executive officer as of December 31, 1998.

                     EXECUTIVE COMPENSATION SUMMARY TABLE*

                                                                                          LONG TERM
                                                                                         COMPENSATION
                                                      ANNUAL COMPENSATION                   AWARDS
                                          --------------------------------------------   ------------
                                                                             OTHER        SECURITIES
                                                                             ANNUAL       UNDERLYING
NAME AND PRINCIPAL POSITION               YEAR   SALARY($)    BONUS($)    COMPENSATION     OPTIONS
---------------------------               ----   ----------   ---------   ------------   ------------
Nick Cindrich...........................  1998    $200,000     $50,000         *            44,500
  Chief Executive Officer                 1997    $186,924     $84,500         *            48,000
                                          1996    $140,000     $10,000         *           196,053
Craig L. Smith..........................  1998    $155,000     $31,000         *            37,000
  President                               1997    $155,000     $52,390         *            42,000
                                          1996    $130,000     $10,000         *            60,211
James Abraham...........................  1998    $128,154     $     0         *            10,000
  Former Vice President -- Sales(1)       1997    $141,231     $88,167         *            30,000
                                          1996    $130,000     $66,621         *            16,500
Kenneth Ludwig, Jr......................  1998    $125,000     $18,750         *            30,000
  Vice President -- Investor Relations    1997    $125,000     $31,688         *            30,000
  and Business Development                1996    $105,000     $10,000         *            36,474
Harry L. Zimmerman......................  1998    $120,000     $18,000         *            30,000
  Vice President -- Legal Affairs         1997    $120,000     $30,420         *            30,000
                                          1996    $100,000     $10,000         *            34,737
August Faske............................  1998    $120,000     $18,000         *            30,000
  Vice President -- Finance;              1997    $120,000     $30,420         *            30,000
  Chief Financial Officer                 1996    $100,000     $14,900         *            34,737

---------------

 * Amounts totaling less than $50,000 have been omitted and there were no awards of restricted stock under long-term incentive plans made during the three-year period ending December 31, 1998.

(1) Mr. Abraham resigned from the Company effective December 9, 1998.

OPTION GRANTS FOR FISCAL 1998

     The following table sets forth information with respect to option grants to the named executive officers during 1998 and the potential realizable value of such option grants:

     - The number of shares of common stock underlying options granted during the year;

     - The percentage that such options represent of all options granted to employees during the year;

     - The exercise price;

     - The expiration date; and

     - The hypothetical present value, as of the grant date, of the options under the option pricing model discussed below.

     The hypothetical value of the options as of their date of grant has been calculated below, using the Black-Scholes option pricing model, as permitted by the rules of the Securities and Exchange Commission, based upon a set of assumptions set forth in the footnote to the table. It should be noted that this model is only one method of valuing options, and the Company's use of the model should not be interpreted as an endorsement of its accuracy. The actual value of the options may be significantly different, and the value actually realized, if any, will depend upon the excess of the market value of the common stock over the option exercise price at the time of exercise.

                           OPTION GRANTS DURING 1998

                                        % OF TOTAL
                                         OPTIONS                                          HYPOTHETICAL
                           NUMBER OF    GRANTED TO     EXERCISE                             VALUE AT
                            OPTIONS    EMPLOYEES IN     PRICE           EXPIRATION           GRANT
NAME                        GRANTED    FISCAL YEAR    ($/SHARE)          DATE(1)            DATE(2)
----                       ---------   ------------   ----------   --------------------   ------------
Nick Cindrich............   44,500         6.65%      $2.96-4.69   3-31-2002/12-31-2008     $40,631
Craig L. Smith...........   37,000         5.53%      $2.96-4.69   3-31-2002/12-31-2008     $33,803
James Abraham............   10,000         1.49%      $  4.69      3-31-2002                $ 6,748
Kenneth Ludwig, Jr. .....   30,000         4.48%      $2.96-4.69   3-31-2002/12-31-2008     $27,312
Harry L. Zimmerman.......   30,000         4.48%      $2.96-4.69   3-31-2002/12-31-2008     $27,312
August Faske.............   30,000         4.48%      $2.96-4.69   3-31-2002/12-31-2008     $27,312

---------------

(1) The Compensation Committee, which administers the Company's stock option and incentive plans, has general authority to accelerate, extend or otherwise modify benefits under option grants in certain circumstances within overall plan limits, and, with the consent of the affected optionee, to change the exercise price to a price not less than 100% of the market value of the stock on the effective date of the amendment. The Committee has no current intention to exercise that authority with respect to these options.

(2) The estimated present value at grant date of options granted during 1998 has been calculated using the Black-Scholes option pricing model, based upon the following assumptions: estimated time until exercise of 1 to 2 years; a risk-free interest rate of 4.5%, representing the interest rate on a U.S. Government zero-coupon bond on the date of grant with a maturity corresponding to the estimated time until exercise; a volatility rate of 65.0%; and a dividend yield of 0%. The approach used in developing the assumptions upon which the Black-Scholes valuation was done is consistent with the requirements of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation."

OPTION EXERCISES AND VALUES FOR 1998

     The table below sets forth the following information with respect to option exercises during 1998 by each of the named executive officers and the status of their options at December 31, 1998:

     - The number of shares of common stock acquired upon exercise of options during 1998;

     - The aggregate dollar value realized upon the exercise of such options;

     - The total number of exercisable and non-exercisable stock options held at December, 31, 1998; and

     - The aggregate dollar value of in-the-money exercisable options at December 31, 1998.

                    AGGREGATED OPTION EXERCISES DURING 1998
                      AND OPTION VALUES ON DECEMBER, 1998

                                                                                      VALUE OF UNEXERCISED
                                                    NUMBER OF SECURITIES UNDER-       ACQUIRED IN-THE-MONEY
                            SHARES       VALUE     LYING UNEXERCISED OPTIONS AT              OPTIONS
                          ACQUIRED ON   REALIZED         DECEMBER 31, 1998            DECEMBER 31, 1998(1)
                           EXERCISE       UPON     -----------------------------   ---------------------------
NAME                        OPTION      EXERCISE   EXERCISABLE    UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
----                      -----------   --------   ------------   --------------   -----------   -------------
Nick Cindrich...........        --            --     366,379          30,000        $226,734         $ --
Craig L. Smith..........        --            --     399,389          25,000        $646,725         $ --
James Abraham...........    85,000      $171,350     109,780              --        $ 58,257         $ --
Kenneth Ludwig, Jr. ....    17,500      $ 64,575     298,090          20,000        $507,146         $ --
Harry L. Zimmerman......        --            --     305,025          20,000        $341,997         $ --
August Faske............        --            --     326,905          20,000        $580,349         $ --

---------------

(1) Values are calculated by subtracting the exercise price from the fair market value of the underlying Common Stock. For purposes of this table, fair market value is deemed to be $2.94, the closing common stock price reported on the Nasdaq National Market on December 31, 1998.

PERFORMANCE GRAPH

     The following chart shows a comparison of the cumulative total stockholder return among the Company, the NASDAQ CRSP Index and a peer group comprised of other small and micro-cap orthopedic companies (Arthrocare Corp., Biomet Inc., Bionx Implants, Inc., Exactech Inc., Exogen Inc., Innovasive Devices, Inc., Interpore International, Inc., Orthofix International, Inc., Orthologic Corp., Osteotech Inc., Stryker Corp., Sulzer Medica):(1)

                     COMPARISON OF CUMULATIVE TOTAL RETURNS

                 3/96     1996      1997      1998
-----------------------------------------------------
Encore Medical   100.00    113.89    87.49     62.49
NASDAQ US        100.00    117.50   144.14    202.62
Peer Group       100.00     89.65   111.44    146.18
-----------------------------------------------------

(1) The total return on investment (change in year end stock price plus reinvested dividends) assumes $100 invested on March 8, 1996 (the date of the IPO for the Company), in the Company, in the NASDAQ CRSP Index, and in each of the peer group companies.

ITEM 2 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Company has appointed PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 1999. As reported on the Form 8-K's filed as of May 1, 1997, the Company dismissed its principal accountant, Richard A. Eisner & Company, L.L.P., and engaged Price Waterhouse, LLP. PricewaterhouseCoopers, LLP (formerly known as Price Waterhouse
LLP) has been the principal accountant for Encore since April 1, 1992. There was no adverse option or a disclaimer of opinion, nor was the opinion qualified or modified as to uncertainty, audit scope or accounting principle in the principal accountant's report on the financial statements for the company for either of the past two years. The decision to change accountants was approved by the Board of Directors. There were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during the Company's two most recent fiscal years.

     Services provided to the Company and its subsidiaries by PricewaterhouseCoopers LLP in 1998 included the examination of the Company's consolidated financial statements, limited reviews of quarterly reports, services related to filings with the Securities and Exchange Commission, and consultations on various tax and accounting matters.

     Representatives of PricewaterhouseCoopers LLP will be present at the annual meeting to respond to appropriate questions and to make such statements as they may desire.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR 1999. In the event stockholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board of Directors.

                                 OTHER MATTERS

     As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the annual meeting other than the items referred to above. In the event that any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

     Proxy Solicitation Costs. The proxies being solicited hereby are being solicited by the Company. The cost of soliciting proxies in the enclosed form will be borne by the Company. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

                                            By order of the Board of Directors

                                            [HARRY L. ZIMMERMAN]
                                            Harry L. Zimmerman
                                            Corporate Secretary

April 2, 1999

                         ENCORE(R) MEDICAL CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    The undersigned hereby appoints Nick Cindrich, Craig L. Smith, and Harry L. Zimmerman, and each of them, as proxies, with full power of substitution and resubstitution in each, and hereby authorizes them to represent and vote, as designated on the other side of this Proxy, all the shares of common stock of Encore Medical Corporation standing in the name of the undersigned with all powers that the undersigned would possess if present in person at the Annual Meeting of Stockholders of the Company to be held May 18, 1999 or any adjournment or postponement thereof. In their discretion, the proxies may vote upon such other business as may properly come before the meeting.

    The Board of Directors recommends a vote "FOR" Items 1 and 2.

Item 1.  Election of Class I Directors

         [ ]  FOR                                        [ ]  WITHHELD FOR ALL

       Nominees:  Jay M. Haft        Dennis J. Enright        Kenneth Davidson

       WITHHELD FOR: (WRITE THE NAME OF ANY NOMINEE FOR WHOM YOUR VOTE IS BEING
                     WITHHELD IN THE SPACE PROVIDED BELOW.)

--------------------------------------------------------------------------------

Item 2.  Ratification of Appointment of Independent Public Accountants

       [ ]  FOR                    [ ]  AGAINST                    [ ]  ABSTAIN

         Please mark your votes as indicated in this example  [X]

       (Continued and to be marked, dated and signed, on the other side)

    THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BELOW BY THE STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ITEM 1 AND
ITEM 2.

                                                 Shareholder's Signature:

                                                 -------------------------------

                                                 -------------------------------

                                                 Date:                    , 1999
                                                   -----------------------------

                                                    NOTE: Please sign as name
                                                 appears hereon. Joint owners
                                                 should each sign. When signing
                                                 as attorney, executor,
                                                 administrator, trustee or
                                                 guardian, please give full
                                                 title as such. If a
                                                 corporation, please sign full
                                                 corporation name and sign
                                                 authorized officer's name and
                                                 indicate title. If a
                                                 partnership, please sign in
                                                 partnership name and sign
                                                 authorized person's name and
                                                 indicate title. The person or
                                                 entity signing above hereby
                                                 revokes all proxies heretofore
                                                 given by such person or entity
                                                 to vote at such meeting or any
                                                 adjournment or postponement
                                                 thereof.

     THIS PROXY CARD MUST BE RETURNED BY THE CLOSE OF BUSINESS ON MAY 17, 1999,
                 TO BE ELIGIBLE TO VOTE AT THE ANNUAL MEETING.